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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 1, 2004

                         NORTH FORK BANCORPORATION, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-10458                 36-3154608
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File  Number)          Identification No.)


                  275 Broadhollow Road Melville, New York 11747
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               (Address of Principal Executive Offices) (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (631) 844-1004
                                                           ----------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01   Completion of Acquisition or Disposition of Assets
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On October 1, 2004, North Fork Bancorporation, Inc., a Delaware corporation
("North Fork"), completed its acquisition of GreenPoint Financial Corp., a Delaware corporation ("GreenPoint"), pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement") dated as of February 15, 2004 by and between North Fork and GreenPoint. Pursuant to the Merger Agreement, GreenPoint was merged with and into North Fork (the "Merger") and each outstanding share of common stock, par value $0.01 per share, of GreenPoint outstanding at the completion of the Merger was converted into the right to receive 1.0514 shares of common stock, par value $0.01 per share, of North Fork.

The preceding is qualified in its entirety by reference to the Merger Agreement and press release announcing the closing of the Merger, which are attached as Exhibits 2.1 and 99.1 to this Form 8-K, respectively, and are incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
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On September 28, 2004, Messrs. Allan C. Dickerson and Lloyd A. Gerard tendered their respective resignations from the Board of Directors of North Fork, effective as of the closing of the Merger.

In addition, pursuant to the terms of the Merger Agreement, upon the closing of the Merger, the Board of Directors of North Fork added five new members, each of whom served as a member of the Board of Directors of GreenPoint immediately prior to the closing of the Merger. The five new members appointed to North Fork's Board of Directors are Thomas S. Johnson, Bharat B. Bhatt, Karen M. Garrison, William M. Jackson and Alvin N. Puryear. They join the following eleven continuing members of the North Fork Board of Directors: John A. Kanas (Chairman), John Bohlsen (Vice-Chairman), Josiah T. Austin, Daniel M. Healy, Katherine Heaviside, Raymond A. Nielsen, James F. Reeve, George H. Rowsom, Kurt
R. Schmeller, A. Robert Towbin and Alan J. Wilzig.

North Fork's Board of Directors is divided into three classes. Of the new members of the Board of Directors, Thomas S. Johnson has been appointed to Class 3, which has a term that expires in 2005; Bharat B. Bhatt and Karen M. Garrison have been appointed to Class 1, which has a term that expires in 2006; and William M. Jackson and Alvin N. Puryear have been appointed to Class 2, which has a term that expires in 2007.

At this time, none of the new members of the North Fork Board of Directors has been appointed to a committee thereof, nor has it been determined when, if at all, any such appointment would be made. North Fork will file an amendment to this Current Report on Form 8-K to report any such appointment within four business days after the information is determined or becomes available.


Item 9.01.  Financial Statements and Exhibits
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     (a)  Financial Statement of Businesses Acquired.

The financial statements required by this item are not being filed herewith. To the extent information is required by this item, they will be filed with the U.S. Securities and Exchange Commission by amendment as soon as practicable, but no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

     (b)  Pro Forma Financial Information.

The pro forma financial information required by this item is not being filed herewith. To the extent such information is required by this item, they will be filed with the U.S. Securities and Exchange Commission by amendment as soon as practicable, but no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

     (c)  Exhibits.

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     The following exhibits are filed as part of this report:

Exhibit
Number              Description
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Exhibit 2.1         Agreement and Plan of Merger, dated as of February 15, 2004 by and between GreenPoint Financial Corp. and North Fork
                    Bancorporation, Inc. (incorporated herein by reference to Exhibit 2.4 to North Fork Bancorporation, Inc.'s Annual
                    Report on Form 10-K/A for the year ended December 31, 2003, filed on April 12, 2004).

Exhibit 99.1 Press release dated October 1, 2004 by North Fork Bancorporation, Inc. with respect to the closing of the Merger.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NORTH FORK BANCORPORATION, INC.


Date:  October 1, 2004

                                             By:  /s/ Daniel M. Healy
                                                ----------------------------
                                                Daniel M. Healy
                                                Executive Vice President and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number              Description
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Exhibit 2.1         Agreement and Plan of Merger, dated as of February 15, 2004 by and between GreenPoint Financial Corp. and North Fork
                    Bancorporation, Inc. (incorporated herein by reference to Exhibit 2.4 to North Fork Bancorporation, Inc.'s Annual
                    Report on Form 10-K/A for the year ended December 31, 2003, filed on April 12, 2004).

Exhibit 99.1 Press release dated October 1, 2004 by North Fork Bancorporation, Inc. with respect to the closing of the Merger.